[SEAL]    Ministry of           Ministere de         Ontario Corporation Number
          Consumer and                               Numero de la compagnie en
          Commercial            la Consommation                Ontario
          Relations
     For Ministry Use Only      et du Commerce                 1100909
 L'usage exclusif du ministere                      ----------------------------

CERTIFICATE                     CERTIFICAT

This is to certify that these   Ceci certifie que les presents
articles are effective on       statuts entrent en vigeur le

OCTOBER 21                      OCTOBRE, 1994
----------------------------------------------------------------

                                           Trans   Line        Comp   Method
    /s/ [ILLEGIBLE]                        Code     No.  Stat  Type   Incorp.
   Director/Directeur                      ----   -----  ----  ----   -------
Business Corporations Act/Loi               A       0      0     A       3
sur les societes par actions               ----   -----  ----  ----   -------
                                           18       20    28    29     30

                                                  Notice
                                           Share  Req'd      Jurisdiction
                                           -----  ------  ------------------
                                            S      N      ONTARIO
                                           -----  ------  ------------------
                                           31     32      33              47

--------------------------------------------------------------------------------

                           ARTICLES OF INCORPORATION
                              STATUTS CONSTITUTIFS

   Form 1        1. The name of the                 Denomination sociale
  Business          corporation is:                 de la compagnie:
Corporations
    Act             ------------------------------------------------------------
                    RADIANT ENERGY CORPORATION
  Formule           ------------------------------------------------------------
  numero 1
  sur les           ------------------------------------------------------------
 compagnies
                    ------------------------------------------------------------

                    ------------------------------------------------------------

                 2. The address of the              Address du siege social:
                    registered office is:

                 79 Truman Road
                 ---------------------------------------------------------------
                         (Street & Number or R.R. Number & if Multi-Office
                                      Building give Room No.)
                     (Rue et numero ou numero de la R.R. et, s'il s'agit d'un
                                edifice a bureau, numero du bureau)

                 North York, Ontario                                 M 2 L 2 L 7
                 ---------------------------------------------------------------
                 (Name of Municipality or Post Office)            (Postal Code)
                 (Nom de la municipalite ou du bureau de poste)   (Code postal)

                                                            Municipality of
                 Township of York                           Metropolitan Toronto
                 ------------------------      in      -------------------------
                  (Name of Municipality,   dans le/la   (County, District, or
                    Geographic Township)                Regional Municilaplity)
                 (Nom de la municipalite,                  (Comte, district,
                        du canton)                      Municipalite regionale)

                 3. Number (or minimum and         Nombre (ou nombres minimal et
                    maximum number) of directors   maximal) d'administrateurs:
                    is:

                             Minimum of one (1)
                             Maximum of ten (10)

                 4. The first diector(s)     Premiere(s)              Resident
                    is/are                   administrateur(s)

                 First name, initials     Residence address,           Canadian
                 and last name            giving Street & No.          State
                 Prenom, initiales et     or R.R. No.,                 Yes or No
                 nom de famille           Municipality and             Resident
                                          Postal Code                  Canadien
                                          Addresse personelle, y       Oui/Non
                                          compris la rue et le
                                          numero, le numero de la
                                          R.R., le nom de la
                                          municipalite et le code
                                          postal
                 ---------------------------------------------------------------

                 Russell L. Holtby        79 Truman Road               Yes
                                          North York, Ontario
                                          M2L 2L7

5. Restrictions, If any, on business      Limites, s'il y a lieu, imposees aux
   the corporation may carry on or on     activites commerciales ou aux pouvoirs
   powers the corporation may exercise.   de la compagnie.

None

6. The classes and any maximum number     Categories et nombre maximal, s'il y a
   of shares that the corporation is      lieu, d'actions que la compagnie est
   authorized to issue:                   autorisee a emettre:

Unlimited number of Common Shares

7. Rights, privileges, restrictions       Droits, privileges, restrictions et
   and conditions (if any) attaching      conditions, s'il y a lieu, rattaches a
   to each class of shares and            chaque categorie d'actions et pouvoirs
   directors authority with respect to    des administrateurs relatifs a chaque
   any class of shares which may be       categorie d'actions qui peut etre
   issued in series:                      emise en serie:

Not Applicable

8. The issue, transfer or ownership       L'emission, le transfert ou la
   of shares is/is not restricted and     propriete d'actions est/n'est pas
   the restrictions (if any) are as       restreinte. Les restrictions, s'il y a
   follows:                               lieu, sont les suivantes:

No shares shall be transferred without the express consent of the majority of the Directors to be signified only by a resolution passed by the Board of Directors.

9. Other provisions, if any, are:         Autres dispositions, s'il y a lieu:

1. Meetings of the Board of Directors and the Shareholders may be held at any place within Canada.

2. The number of shareholders of the Corporation, exclusive of persons who are in the employ of the Corporation, is limited to fifty (50), two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

3. Any invitation to the public to subscribe for any shares of the Corporation is prohibited.

10.  The names and addresses of the       Full residence address or address of
     incorporators are                    registered office or of principal
     Nom et adresse des fondateurs        place of business giving street &
     First name, initials and last name   No. or R.R.
     or corporate name                    No., municipality and postal code
     Prenom, initiale et nom de famile    Adresse personnelle au complet,
     ou denomination sociale              adresse du siege social ou adresse de
                                          l'etablissement principal, y compris
                                          la rue et le numero, le numero de la
                                          R.R., le nom de la municipalite et le
                                          code postal
--------------------------------------------------------------------------------

Russell L. Holtby                         79 Truman Road
                                          North York, Ontario
                                          M2L 2L7

These articles are signed in duplicate.   Les presents statuts sont signes en
                                          double exemplaire.

    -----------------------------------------------------------------------
                          Signatures of incorporators
                           (Signature des fondateurs)

                             /s/ Russell L. Holtby

A l'usage exclusif du ministere

[SEAL]    Ministry of           Ministere de         Ontario Corporation Number
          Consumer and                               Numero de la compagnie en
          Commercial            la Consommation                Ontario
          Relations
       Ontario Relations        et du Commerce                 1100909
                                                    ----------------------------
CERTIFICATE                     CERTIFICAT

This is to certify that these   Ceci certifie que les presents
articles are effective on       statuts entrent en vigeur le

OCTOBER 05                      OCTOBRE, 1995
----------------------------------------------------------------

                                                                 Trans
    /s/ [ILLEGIBLE]                                              Code
   Director/Directeur                                            ----
Business Corporations Act/Loi                                     C
   de sur les compagnies                                         ----
                                                                  18

--------------------------------------------------------------------------------

                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

   Form 3        1. The name of the                 Denomination sociale
  Business          corporation is:                 actuelle de la compagnie:
Corporations
    Act             ------------------------------------------------------------
                    RADIANT ENERGY CORPORATION
  Formule           ------------------------------------------------------------
  numero 3
 sur loi les        ------------------------------------------------------------
 compagnies
                    ------------------------------------------------------------

                    ------------------------------------------------------------

2. The name of the corporation is         Nouvelle denomination sociale de la
   changed to (if applicable):            compagnie (s'il y a lieu):

3. Date of incorporation/amalgamation     Date de la constitution ou de la
                                          fusion:

                                21 OCTOBER 1994
--------------------------------------------------------------------------------
                               (Day, Month, Year)
                              (jour, mois, annee)

4. The articles of the corporation are    Les statuts de la compagnie sont
   amended as follows:                    modified de la facon suivante:

1. Sections 8, 9(2) and 9(3) of the articles of incorporation of the corporation dated October 21, 1994 be and they are hereby deleted in their entirety.

2. The issued and outstanding common shares in the capital of the corporation be and they are hereby subdivided by changing each of said common shares into two (2) common shares in the capital of the corporation.

5. The amendment has been duly            La modification a ete dument autorisee
   authorized as required by Sections     conformement a l'article 168 et, s'il
   168 & 170 (as applicable) of the       y a lieu, a l'article 170 de la Loi
   Business Corporations Act.             sur les compagnies.

6. The resolution authorizing the         Les actionnaires ou les
   amendment was approved by the          administrateurs (le cas echeant) de la
   shareholders/directors (as             compagnie ont approuve la resolution
   applicable) of the corporation on      autorisant la modification

                               05 SEPTEMBER 1995
           ----------------------------------------------------------
                               (Day, Month, Year)
                               (jour, mois, annee)

These articles are signed in duplicate.   Les presents status sont signes en
                                          double exemplaire.

                                                 RADIANT ENERGY CORPORATION
                                          --------------------------------------
                                                   (Name of Corporation)
                                          (Denomination sociale de la compagnie)


                                 By/Par: /s/ Laurence Goldberg      Secretary
                                         ---------------------------------------
                                         (Signature)     (Description of Office)
                                         (Signature)            (Fonction)

                                                     Laurence Goldberg